UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2021

_________________________
PagerDuty, Inc.
(Exact name of Registrant as Specified in Its Charter)

_________________________

Delaware	001-38856	27-2793871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Townsend St., Suite 200 San Francisco, California		94103
(Address of Principal Executive Offices)		(Zip Code)
(844) 800-3889
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.000005 par value	PD	New York Stock Exchange (NYSE)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2021, Karen Walker notified PagerDuty, Inc. (the “Company”) of her intention to resign from her position as Senior Vice President, Finance and principal accounting officer, effective May 26, 2021, to pursue another opportunity. Effective as of May 26, 2021, Howard Wilson, the Company’s Chief Financial Officer and principal financial officer, will act as the Company’s interim principal accounting officer, for the purposes of the Securities Exchange Act of 1934, as amended.

Mr. Wilson has served as our Chief Financial Officer since September 2018 and served as our acting Chief Financial Officer from December 2017 to September 2018. Mr. Wilson also served as our Chief Commercial Officer from January 2017 to September 2018. From August 2016 to June 2018, Mr. Wilson served as an Executive Consultant and Leadership Advisor at The BluePrint Lab, a consulting company. From April 2015 to July 2016, Mr. Wilson served as General Manager, Digital Experience Management at Dynatrace, LLC, an application performance management software company. From October 2013 to December 2015, Mr. Wilson served as Chief Commercial Officer and Executive Vice President at Keynote Systems. Mr. Wilson holds a B.Sc. in Information Systems and Psychology from the University of South Africa.

There are no arrangements or understandings between Mr. Wilson and any other persons in connection with Mr. Wilson’s appointment as interim principal accounting officer. There are also no family relationships between Mr. Wilson and any director or executive officer of the Company and Mr. Wilson has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PagerDuty, Inc.

Dated: May 19, 2021	By:	/s/ Stacey A. Giamalis
Stacey A. Giamalis
Senior Vice President, Legal, General Counsel, and Secretary